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                                                                 EXHIBIT 10.24.2

          THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING
        SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                      1933

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                               FORM OF STOCK UNITS
                     GRANTED TO ____________ ON ____________

DSW Inc. ("Company") and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company's business. To this end, the Company and its shareholders adopted the DSW Inc. 2005 Equity Incentive Plan ("Plan") as a means through which you may share in the Company's success. This is done by granting Awards to directors.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

      - Read the Plan and the Plan's Prospectus carefully to ensure you understand how the Plan works;

      - Read this Award Agreement carefully to ensure you understand the nature of your Award and what must happen if you are to earn it; and

      - Contact DSW's Vice President, Human Resources at (614) 238-5781 if you have any questions about your Award.

Also, no later than ____________, you must return a signed copy of the Award Agreement to:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

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                              NATURE OF YOUR AWARD

You have been granted an Award consisting of Stock Units, which will be converted to common shares of the Company if the conditions described in this Award Agreement are met. Federal income tax rules apply to the payment of your Award. These and other conditions affecting your Award are described in this Award Agreement, the Plan and the Plan's Prospectus, all of which you should read carefully.

No later than ____________, you must return a signed copy of this Award Agreement to:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

GRANT DATE: Your Stock Units were granted on ____________ and it also is the date your Stock Units vested.

NUMBER OF STOCK UNITS: You have been granted ____________ Stock Units as provided in your Cash Retainer Deferral Election Form. Although these Stock Units are not actual shares of Company stock, they will be credited with "dividends" at the same rate and at the same time dividends are paid on actual shares of Company Stock. These dividends will be converted to additional Stock Units based on the amount of dividends paid and the Fair Market Value (as defined in the Plan) of a share of Company stock. These additional Stock Units will be distributed at the same time and subject to the same terms and conditions that apply to other Stock Units granted with this Award Agreement.

The conditions that must be met before the Award is converted into shares of Company stock are discussed below in the Section titled "When Your Award Will Be Settled."

                         WHEN YOUR AWARD WILL BE SETTLED

NORMAL SETTLEMENT: Your Stock Units normally will be settled and converted to an equal number of shares of Company stock when you leave the Company's board of directors.

HOW YOUR STOCK UNITS MIGHT BE SETTLED BEFORE THE NORMAL SETTLEMENT DATE: If there is a Change in Control (as defined in the Plan) before the Normal Settlement Date, your Stock Units will be settled as of the date of the Change in Control.

HOW YOUR STOCK UNITS MAY BE FORFEITED: You will forfeit any Stock Units if, before they are settled and before Change in Control, your board service ends because:

      -  You materially fail to substantially perform your position or duties;

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      -  You engage in illegal or grossly negligent conduct that is materially injurious to the Company or any Related Entity (as defined in the Plan);

      - You materially violate any law or regulation governing the Company or any Related Entity;

      - You commit a material act of fraud or dishonesty which has had or is likely to have a material adverse effect upon the Company's (or any Related Entity's) operations or financial conditions;

      - You materially breach the terms of any other agreement with the Company or any Related Entity; or

      -  You breach any term of the Plan or this Award Agreement.

Also, if you terminate your board service for any reason other than those just listed and the Company subsequently discovers that you actively concealed an act, event or failure that is within those just listed and the Company could not have discovered that act, event or failure through reasonable diligence before your termination, you will be required to repay to the Company the full value you received under this Award.

                               SETTLING YOUR AWARD

Your Stock Units will be settled automatically soon after your board service ends. At that time, you will receive one share of Company stock for each Stock Unit.

                        OTHER RULES AFFECTING YOUR AWARD

RIGHTS BEFORE YOUR STOCK UNITS ARE SETTLED: Until your Stock Units are settled, you may not exercise any voting rights associated with the shares underlying your Stock Units. See Section titled "Nature of Your Award - Number of Stock Units for a description of how dividends will be paid on your Stock Units.

BENEFICIARY DESIGNATION: You may name a Beneficiary or Beneficiaries to receive any Stock Units to be settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form and in the Plan. If you die without making an effective Beneficiary designation with respect to this Award, the Stock Units subject to this Award will be converted to shares and distributed to your surviving spouse or, if you do not have a surviving spouse, to your estate.

TAX WITHHOLDING: You (and not the Company) are solely responsible for any income and other taxes (including payment of estimated taxes) associated with this Award or its conversion to shares of Company stock.

TRANSFERRING YOUR STOCK UNITS: Normally, your Stock Units may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any Stock Units settled after you die. Also, the Committee may allow you to place your Stock Units into a trust established for your benefit or the benefit of your family. Contact

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DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and the laws of the State of Ohio (other than laws governing conflicts of laws).

OTHER AGREEMENTS: Also, your Stock Units will be subject to the terms of any other written agreements between you and the Company.

ADJUSTMENTS TO YOUR STOCK UNITS: Your Stock Units will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your Stock Units will be adjusted to reflect a stock split).

OTHER RULES: Your Stock Units also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both these documents carefully to ensure you fully understand all the conditions of this Award.

                           TAX TREATMENT OF YOUR AWARD

The federal income tax treatment of your Stock Units is discussed in the Plan's Prospectus.

                                      *****

You may contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below if you have any questions about your Award or this Award Agreement.

                                      *****

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

NOTE: You must sign and return a copy of this Award Agreement to DSW's Vice President, Human Resources at the address given below no later than
____________.

By signing below, I acknowledge and agree that:

      -  A copy of the Plan has been made available to me;

      -  I have received a copy of the Plan's Prospectus;

      - I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

      - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

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      -  If I do not return a signed copy of this Award Agreement to the address shown below before ____________, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive anything on account of the retroactively revoked Award.

_____________________

_________________________________________
(signature)
Date signed: ____________________________

A signed copy of this form must be sent to the following address no later than ____________:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

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                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this Award Agreement was received on ______________.

By: _________________________

___________________:

      _____ Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

      _____ Has not complied with the conditions imposed on the grant and the Award and the Award Agreement are revoked as of the Grant Date because describe deficiency

DSW Inc. 2005 Equity Incentive Plan Committee

By: _______________________________

Date: _____________________________

NOTE: Send a copy of this completed form to ____________ and keep a copy as part of the Plan's permanent records.

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                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                          BENEFICIARY DESIGNATION FORM

         RELATING TO STOCK UNITS ISSUED TO ____________ ON ____________

                      INSTRUCTIONS FOR COMPLETING THIS FORM

You may use this form to [1] name the person you want to receive any amount due under the DSW Inc. 2005 Equity Incentive Plan after your death or [2] change the person who will receive these benefits.

There are several things you should know before you complete this form.

FIRST, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

SECOND, your election will not be effective (and will not be implemented) unless you sign this form.

THIRD, your election will be effective only if and when this form is completed properly and returned to DSW's Vice President, Human Resources at the address given below.

FOURTH, all elections will remain in effect until they are changed (or until all death benefits are paid).

FIFTH, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

SIXTH, if you have any questions about this form or if you need additional copies of this form, please contact DSW's Vice President, Human Resources at
(614) 238-5781 or at the address given below.

                         1.00 DESIGNATION OF BENEFICIARY

1.01 PRIMARY BENEFICIARY:

   I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any shares of DSW stock due after my death under the terms of the Award Agreement described at the top of this form. These shares will be allocated, in the proportion specified to:

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

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      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

1.02 CONTINGENT BENEFICIARY

IF ONE OR MORE OF MY PRIMARY BENEFICIARIES DIES BEFORE I DIE, I DIRECT THAT any shares of DSW stock due after my death under the terms of the Award Agreement described at the top of this form:

      _____ Be allocated to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

      _____ Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

      _____ Be distributed among the following Contingent Beneficiaries.

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

      ______% to _______________________________________________________________
                            (Name)                                (Relationship)

      Address: _________________________________________________________________

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ELECTIONS MADE ON THIS FORM WILL BE EFFECTIVE ONLY AFTER THIS FORM IS RECEIVED
BY DSW'S VICE PRESIDENT, HUMAN RESOURCES AND ONLY IF IT IS FULLY AND PROPERLY COMPLETED AND SIGNED.

Name: ____________

Soc. Sec. No.: _________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Sign and return this form to DSW's Vice President, Human Resources at the address given below.

______________________________                       ___________________________
Date                                                 Signature

Return this signed form to DSW's Vice President, Human Resources at the following address:

                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

Received on: __________________

By: ______________________________________

06/22/2005 - 9703477

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